Net earnings per share	12 Months Ended
Nov. 30, 2012
Net earnings per share
Net earnings per share

3.     Net earnings per share

        Basic net earnings per share is computed by dividing net income by the weighted average number of common shares. Diluted net earnings per share gives effect to all potentially dilutive common share equivalents outstanding during the period.

	Number of common shares
	Year Ended November 30,
	2012	2011	2010
Total weighted average common shares—basic	27,513	29,605	30,101
Dilutive effect of share options	16	60	113
Dilutive effect of restricted stock units	670	966	1,056

Total weighted average common shares—diluted	28,199	30,631	31,270